UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        November 30, 2005

MASSEY ENERGY COMPANY

(Exact name of Registrant as specified in charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code        (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2005, Massey Energy Company (the “Company”) issued a press release, attached as Exhibit 99.1 hereto, which is incorporated herein by reference, reporting the commencement by the Company of a proposed private offering (the “Offering”) of $725.0 million aggregate principal amount of Senior Notes due 2013.

In connection with the Offering, the Company is making available certain written information about the Company to the potential investors in the Offering. Attached hereto as Exhibit 99.2, which is incorporated herein by reference, is the text of this information.

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company on November 30, 2005.

99.2	Text of certain written information about the Company being made available to potential investors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2005

MASSEY ENERGY COMPANY (Registrant)

By:	/S/ THOMAS J. DOSTART
Thomas J. Dostart Vice President, General Counsel & Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by the Company on November 30, 2005.

99.2	Text of certain written information about the Company being made available to potential investors.

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